Exhibit 10.2

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[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) customarily and actually treated by the registrant as private or confidential.

SIXTH AMENDMENT TO

COLLABORATION AND LICENSE AGREEMENT

This Sixth Amendment to Collaboration and License Agreement (this “Sixth Amendment”) is entered into as of June 13, 2025 (the “Sixth Amendment Effective Date”) by and between Repare Therapeutics Inc., a Canadian corporation with offices at 7171 Frederick Banting, Building 2, Suite 270, St-Laurent, Quebec, Canada H4S 1Z9 (“Repare Inc.”) and Repare Therapeutics USA, Inc., a Delaware corporation with offices at 101 Main Street, Suite 1650, Cambridge, Massachusetts 02142 (“Repare USA” and, together with Repare Inc., “Repare”), on the one hand, and Bristol-Myers Squibb Company, a Delaware corporation with offices at 430 E. 29th Street, 14th Floor, New York, New York 10016 (“BMS”), on the other hand. BMS and Repare are each referred to herein by name or as a “Party”, or, collectively, as the “Parties.”

WHEREAS, Repare and BMS entered into that certain Collaboration and License Agreement as of May 26, 2020 (as amended, the “Agreement”);

WHEREAS, Repare has been conducting a Campaign in which the Lesion is [***]

(such Lesion, the “[***] Lesion,” and such Campaign, the “[***] Campaign”);

WHEREAS, in conducting the [***] Campaign, Repare has identified [***] as a Target that shows promise for Synthetic Lethality with the [***] Lesion;

WHEREAS, BMS desires to obtain from Repare, and Repare desires to grant to BMS: i) a license under Section 6.1.2(c) of the Agreement with respect to the [***] Campaign and ii) exclusive rights and licenses with respect to the research, development, manufacture and commercialization of the [***] Compounds (as defined below); and

WHEREAS, the Parties therefore wish to amend the Agreement to designate the [***] Campaign as a Collaboration Campaign and [***] as the Primary Target of such Collaboration Campaign and to grant BMS an exclusive license to [***] Compounds;

NOW, THEREFORE, the Parties, intending to be legally bound, hereby agree as follows:

1.
Capitalized terms used in this Sixth Amendment that are not defined herein shall have the meanings ascribed to them in the Agreement.
2.
For purposes of this Sixth Amendment, “[***] Compound” means any compound

Controlled by Repare as of the Sixth Amendment Effective Date that is listed in Schedule 2.

3.
Notwithstanding anything in the Agreement to the contrary:
(a)
the [***] Campaign is hereby deemed, for all purposes under the Agreement, to be an Existing Repare Campaign pursuant to Section 2.4.4;
(b)
the [***] Campaign is hereby deemed, for all purposes under the Agreement, to be a Collaboration Campaign as to which BMS has exercised its Option pursuant to Section 2.7.2(a);

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(c)
[***] is hereby deemed to be the Primary Target with respect to the [***] Campaign for all purposes under the Agreement;
(d)
Repare shall, within [***] after the Sixth Amendment Effective Date, provide to BMS, the items listed on Schedule 1 attached hereto as well as the [***] listed on Schedule 2 attached hereto, which, collectively, will be deemed to satisfy Repare’s obligation to provide to BMS the Final Data Package and all Deliverables with respect to the [***] Campaign;
(e)
the Primary Target Period for the [***] Campaign will be deemed to begin on the Sixth Amendment Effective Date and end on the earlier of [***]; and
(f)
during the Primary Target Period for the [***] Campaign, Repare shall use Commercially Reasonable Efforts to respond to reasonable requests from BMS for additional information in Repare’s possession and Control, and clarifications, regarding the [***] Campaign or [***] Primary Target, as applicable, and, to the extent feasible, Repare will provide any such additional information and clarifications requested by BMS within a reasonable period of time after such request; it being understood and agreed by the Parties that Repare may not have the staffing or expertise to respond to BMS’s requests. Except as set forth in this Section 3(f), Repare has no obligation to perform any activities under Article 2 of the Agreement with respect to the [***] Campaign or [***]. There will be no Additional Targets with respect to the [***] Campaign.
4.
Section 1.1.109 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

1.1.109 “Resulting Compound” means:

(a)
with respect to a given Collaboration Druggable/LDD Target, any compound (including any LDD) that (i) is owned by or licensed to BMS or any of its Affiliates during the Term, (ii) is Directed to such Collaboration Druggable/LDD Target and (iii) arose or arises out of any BMS Discovery & Development Program (each, a “Collaboration Druggable/LDD Target Resulting Compound”);
(b)
with respect to a given Collaboration Undruggable Target, any compound (including any LDD) that (i) is owned by or licensed to BMS or any of its Affiliates during the Term, (ii) is Directed to such Collaboration Undruggable Target and (iii) arose or arises out of any BMS Undruggable Target Program (each, a “Collaboration Undruggable Target Resulting Compound”);
(c)
each Independently Validated Third Party Compound;
(d)
each Non-Independently Validated Third Party Compound;
(e)
each Reverted Optioned Target Third Party Compound; and
(f)
subject to Section 8 of the Sixth Amendment to Collaboration and License Agreement, dated as of June 13, 2025, with respect to [***], each [***] Compound.

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5.
In consideration for the designation of the [***] Campaign as a Collaboration Campaign, BMS shall, within [***], pay to Repare a one-time, non-refundable, non-creditable payment of [***].
6.
Notwithstanding anything in the Agreement to the contrary, the Parties agree that (a) the Collaboration Term has expired, (b) except for the [***] Campaign and the [***] Campaign, each Campaign that has been a subject of the Agreement, including the [***] Campaign and the [***] Campaign, is an Excluded Campaign, and (c) except for [***] and Targets [***], [***], and [***] of the [***] Campaign, each Target that has been a subject of the Agreement is an Excluded Target, including Targets [***] and [***] of the [***] Campaign, each of which is a Reverted Optioned Target, Target [***] of the [***] Campaign, which is a Reverted Optioned Target, and Target [***] of the [***] Campaign, which is a Reverted Non-Optioned Target.
7.
Notwithstanding anything to the contrary in Section 10.3 of the Agreement, the following provisions shall govern the Prosecution, Defense, and enforcement of all Subject Patents Controlled by Repare that Cover any [***] Compound and do not Cover any other compound or product (the “[***] Licensed Patents”):
(a)
Prosecution and Maintenance of [***] Licensed Patents.
(i)
BMS shall have the first right (but not the obligation) to Prosecute the [***] Licensed Patents at BMS’s expense using patent counsel of BMS’s choosing. BMS shall keep Repare informed as to material developments with respect to the Prosecution of the [***] Licensed Patents, including by providing copies of all substantive office actions, examination reports, communications, or any other substantive documents to or from any patent office, including notice of all interferences, reissues, re-examinations, inter partes reviews, derivations, post grant proceedings, oppositions, or requests for patent term extensions.
(ii)
BMS shall be responsible for, and have sole right and decision-making authority regarding, any patent term extensions, including supplementary protection certificates and any other extensions that are now or become available in the future, wherever applicable, for any [***] Licensed Patents, in any country and for applying for any extension or supplementary protection certificate with respect to such Patents in the Territory.
(iii)
BMS will have the sole right to make, and sole decision-making authority regarding, all filings with Regulatory Authorities in the Territory with respect to any [***] Licensed Patents as they relate to any Product containing a [***] Compound.
(b)
Repare Back-Up Right. If BMS in any country decides to allow a [***] Licensed Patent to lapse or become abandoned without having first filed a substitute, it shall notify Repare of such decision or intention at least [***] prior to the date upon which the subject matter of such [***] Licensed Patent shall become unpatentable or such [***] Licensed Patent shall lapse or become abandoned, and Repare shall thereupon have the right (but not the obligation) to assume the Prosecution thereof at Repare’s expense with counsel of its choice.

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(c)
Cooperation in Prosecution and Maintenance. At BMS’s reasonable request and expense, (a) Repare agrees to make its employees, agents, and consultants reasonably available to BMS (and to BMS’s authorized attorneys, agents, or representatives) to enable BMS to undertake Prosecution and Maintenance of the [***] Licensed Patents and (b) Repare shall reasonably cooperate with BMS with respect to the Prosecution of the [***] Licensed Patents; it being understood and agreed by the Parties that Repare may not have the staffing or expertise to respond to BMS’s requests.
(d)
Enforcement of [***] Licensed Patents.
(i)
Notice of Infringement. If any Party learns of an infringement or threatened infringement by a Third Party of any [***] Licensed Patent in the Territory, such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement, and, following such notification, the Parties shall confer regarding the appropriate response to such infringement.
(ii)
BMS Sole Right. BMS shall have the sole right, but not the obligation, to institute, prosecute, and control any action or proceeding (which may include settlement or otherwise seeking to secure the abatement of such infringement) with respect to any infringement of any [***] Licensed Patents by counsel of its own choice, in BMS’s own name (or, if required, under Repare’s name) and under BMS’s direction and control, including the right to control the defense of any challenges to such [***] Licensed Patents as a counterclaim in such infringement proceeding as well as the defense of declaratory judgment actions.
(iii)
Joinder. In the case of any enforcement action or proceeding set forth in this Section 7(d), Repare will (and will cause its Affiliates to) join any such action or proceeding as a party at BMS’s reasonable request and expense if doing so is necessary for the purposes of establishing standing or is otherwise required by Applicable Law to pursue such action or proceeding.
(iv)
Consultation; Cooperation. BMS will keep Repare regularly informed of the status and progress of such enforcement efforts with respect to any [***] Licensed Patents. BMS may consult with Repare and will take comments of Repare into good faith consideration with respect to the infringement or claim construction of any claim in any such [***] Licensed Patents. Repare will provide to BMS reasonable cooperation in such enforcement, at BMS’s reasonable request and expense.
(v)
Settlement. A settlement or consent judgment or other voluntary final disposition of a suit with respect to the [***] Licensed Patents under this Section 7(d) may not be entered into without the consent of Repare (such consent not to be unreasonably withheld, conditioned, or delayed) if such settlement, consent judgment, or other voluntary final disposition would limit the rights of Repare, impose any obligation on Repare that is not fully indemnified by BMS, or concede the invalidity or unenforceability of any of the [***] Licensed Patents.
(vi)
Costs and Recoveries. BMS shall bear all its costs incurred in connection with its activities under this Section 7(d). Any damages or other monetary awards recovered in any action, suit or proceeding brought under this

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Section 7(d), to the extent related to any [***] Licensed Patents shall be shared as follows:
(A)
the amount of such recovery actually received by BMS shall first be applied to reimburse costs and expenses incurred by BMS in connection with such action (including, for this purpose, a reasonable allocation of expenses of internal counsel); and
(B)
all remaining proceeds shall be retained by BMS and all such remaining proceeds compensating for net lost profits obtained by BMS or any of its Affiliates or Sublicensees as a result of any enforcement proceeding with respect to [***] Licensed Patents shall be treated as Net Sales and included in the calculation of Annual Net Sales for purposes of calculating milestones and royalties owed under Sections 9.9.2 and 9.10 of the Agreement.
8.
Notwithstanding anything to the contrary in the Agreement, BMS may terminate its rights with respect to the [***] Compounds, in its sole discretion, upon [***] prior written notice to Repare. Upon any such termination, or upon any termination of the Agreement in its entirety or with respect to [***], (a) all [***] Compounds will cease to be Resulting Compounds, (b) all rights with respect to the [***] Compounds will revert to Repare, (c) BMS shall cease any and all Development and Commercialization activities with respect to the [***] Compounds, and (d) BMS shall transition all Prosecution of the [***] Licensed Patents to Repare.
9.
This Sixth Amendment shall be deemed incorporated into and made a part of the Agreement. The provisions of this Sixth Amendment shall constitute an amendment to the Agreement, and, to the extent that any term or provision of this Sixth Amendment may be deemed expressly inconsistent with any term or provision in the Agreement, this Sixth Amendment shall govern and control. As expressly modified by the terms of this Sixth Amendment, all of the terms, conditions, and provisions of the Agreement are hereby ratified, and the Agreement remains in full force and effect.
10.
This Sixth Amendment may be executed in two (2) counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of electronic delivery, shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of electronic delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic delivery as a claim or defense with respect to the formation of a contract, and each Party forever waives any such claim or defense, except to the extent that such claim or defense relates to lack of authenticity.

[Signature Page Follows]

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Sixth Amendment to Collaboration and License Agreement to be executed by their respective duly authorized officers as of the Sixth Amendment Effective Date.

BRISTOL-MYERS SQUIBB COMPANY
By:	/s/ Po-Wei Lin
Name:	Po-Wei Lin
Title	Associate Director

REPARE THERAPEUTICS INC.
By:	/s/ Steve Forte
Name:	Steve Forte
Title:	CEO & CFO

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Schedule 1

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Schedule 2

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